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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

          The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Amended and Restated Trust Agreement, Indenture, RMBS Servicing Agreement, HELOC Servicing Agreement and HELOC Subservicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

American Home Mortgage Securities LLC (as depositor under the American Home Mortgage Investment Trust 2004-4 Indenture dated as of December 21, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-4)

                      AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-118302               20-0103914
          --------                    ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


538 Broadhollow Road
Melville, New York                                               11747
------------------                                               -----
(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      ACQUISITION OR DISPOSITION OF ASSETS.

               For a description of the Notes and the Mortgage Pool, refer to the Indenture.


Item 9.01      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits:


-----------  ------------------------  -----------------------------------------
             EXHIBIT NO.               DESCRIPTION
             -----------               -----------
             3.1                       Amended and Restated Trust
                                       Agreement, dated as of December
                                       21 2004, among American Home
                                       Mortgage Securities LLC, as
                                       Depositor, Wilmington Trust
                                       Company, as Owner Trustee and The
                                       Bank of New York, as Indenture
                                       Trustee, Certificate Registrar
                                       and Certificate Paying Agent.
-----------  ------------------------  -----------------------------------------
             EXHIBIT NO.               DESCRIPTION
             -----------               -----------
             4.1                       Indenture dated as of December
                                       21, 2004, between American Home
                                       Mortgage Investment Trust Series
                                       2004-4, as Issuer and The Bank of
                                       New York, as Indenture Trustee.
-----------  ------------------------  -----------------------------------------
             EXHIBIT NO.               DESCRIPTION
             -----------               -----------
             99.1                      RMBS Servicing Agreement, dated as of
                                       December 21, 2004, between American Home
                                       Mortgage Securities LLC, as Depositor,
                                       American Home Mortgage Servicing Inc.,
                                       as RMBS Master Servicer, and The Bank of
                                       New York, as Indenture Trustee.
-----------  ------------------------  -----------------------------------------
                                       HELOC Servicing Agreement, dated
                                       as of December 21, 2004, between
                                       American Home Mortgage Securities
                                       LLC, as Depositor, GMAC Mortgage
                                       Corporation, as HELOC Master
                                       Servicer, American Home Mortgage
                                       Acceptance Inc., as Seller, and
                                       The Bank of New York, as
                                       Indenture Trustee.
-----------  ------------------------  -----------------------------------------
                                       HELOC Subservicing Agreement,
                                       dated as of December 21, 2004,
                                       between GMAC Mortgage
                                       Corporation, as HELOC Master
                                       Servicer and American Home
                                       Mortgage Servicing Inc., as HELOC
                                       Subservicer.
-----------  ------------------------  -----------------------------------------

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERICAN HOME MORTGAGE SECURITIES
                                             LLC.
                                             By: /s/ Alan Horn
                                                --------------------------------
                                             Name:  Alan Horn
                                             Title: Executive Vice President


Dated: February 1, 2005

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                                  EXHIBIT INDEX



                               Item 601(a) of                Sequentially
Exhibit                        Regulation S-K                Numbered
Number                         Exhibit No.                   Description                        Page
-----------------------------  ----------------------------  ---------------------------------  ------------------
3.1                            Amended and Restated Trust Agreement, dated as of December 21 2004, among
                               American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company,
                               as Owner Trustee and The Bank of New York, as Indenture Trustee, Certificate
                               Registrar and Certificate Paying Agent.
-----------------------------  -----------------------------------------------------------------------------------
4.1                            Indenture dated as of December 21, 2004, between American Home Mortgage
                               Investment Trust Series 2004-4, as Issuer and The Bank of New York, as Indenture
                               Trustee.
-----------------------------  -----------------------------------------------------------------------------------
99.1                           RMBS Servicing Agreement, dated as of December 21, 2004, between American Home
                               Mortgage Securities LLC, as Depositor, American Home Mortgage Servicing Inc., as
                               RMBS Master Servicer, and The Bank of New York, as Indenture Trustee.
-----------------------------  -----------------------------------------------------------------------------------
                               HELOC Servicing Agreement, dated as of December 21, 2004, between American Home
                               Mortgage Securities LLC, as Depositor, GMAC Mortgage Corporation, as HELOC
                               Master Servicer, American Home Mortgage Acceptance Inc., as Seller, and The Bank
                               of New York, as Indenture Trustee.
-----------------------------  -----------------------------------------------------------------------------------
                               HELOC Subservicing Agreement, dated as of December 21, 2004, between GMAC
                               Mortgage Corporation, as HELOC Master Servicer and American Home Mortgage
                               Servicing Inc., as HELOC Subservicer.
-----------------------------  -----------------------------------------------------------------------------------